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Exhibit 32.1



                            CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the annual report of American Oriental Bioengineering, Inc. (the "Company") on Form 10-KSB/A for the period ended December 31, 2003 as filed with the Commission on the date hereof (the "Report"), I, Sunjun Liu, Chief Executive Officer and Chairman of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes- Oxley Act of 2002, that to the best of my knowledge and belief:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


By: /s/  Shujun Liu
    ------------------------------------
    SHUJUN LIU
    CHIEF EXECUTIVE OFFICER AND CHAIRMAN

DATED: MAY 6, 2005